UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-3495

DWS Money Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	5/31

Date of reporting period:	5/31/07

ITEM 1.           REPORT TO STOCKHOLDERS

MAY 31, 2007

Annual Report
to Shareholders

DWS Money Market Series

Managed Shares

Contents

Click Here Portfolio Management Review

Click Here Information About Your Fund's Expenses

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here6 Tax Information

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

DWS Money Market Series: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Money Market Series. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients. DIMA is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

A group of investment professionals is responsible for the day-to-day management of the fund. These investment professionals have a broad range of experience in managing money market funds.

In the following interview, Portfolio Manager Geoffrey Gibbs and other members of the fund's investment team discuss the market environment and the team's approach to managing the fund during the 12-month period ended May 31, 2007.

Q: Will you discuss the market environment for the fund during the most recent 12-month period?

A: At the start of DWS Money Market Series' most recent fiscal year, US economic growth remained on track despite geopolitical uncertainty, rising oil prices and an emerging slowdown in the residential real estate market. For the second, third and fourth quarters of 2006, US gross domestic product came in at 2.6%, 2.0% and 2.5%, respectively, below long-term growth trends. The US Federal Reserve Board's (the Fed's) actions in raising short-term interest rates by one-quarter percentage point at each Fed meeting from June 2004 through June 2006 seemed — at least to some observers — to be bringing the economy in for a "perfect landing," i.e., slower growth with no significant resurgence in inflation.

Beginning at its August 2006 meeting, the Fed "paused" from further short-term rate hikes, believing that the rate increases already in the pipeline would bring inflation back to within the Fed's target range. At the close of the 12-month period ended May 31, 2007, the federal funds rate — the overnight rate charged by banks when they borrow money from each other, which guides other interest rates — remained at 5.25%. In the first quarter of this year, increasing defaults by subprime mortgage borrowers sparked volatility in the financial markets as investors wondered to what degree Wall Street and the banking community would be hurt by a retrenchment in this market. But by mid-March, it seemed evident that the negative effects of the subprime crisis would be well contained. At its May FOMC meeting the Fed held short-term rates steady but expressed concern that inflation might not moderate as expected due to inflationary pressures such as tight resource utilization. With oil prices once again rising but consumers seemingly unfazed, the economy appears poised to maintain a moderate growth rate. Market watchers are currently projecting that the Fed will remain on hold at least through the end of 2007.

By the close of the period, money market rates were trending higher. As of May 31, 2007, the one-year London Interbank Offered Rate (LIBOR), an industry standard for measuring one-year taxable money market rates, stood at 5.39%, compared with 5.43% 12 months earlier.1

1 The LIBOR, or the London Interbank Offered Rate, is the most widely used benchmark or reference rate for short-term interest rates. LIBOR is the rate of interest at which banks borrow funds from other banks, in large volume, in the international market.
Money Market Yield Curve 5/31/06 versus 5/31/07

Length of maturity (in months)

This chart is not intended to represent the yield of any DWS fund. Past performance is no guarantee of future results.

Source: Bloomberg, L.P.

Performance is historical and does not guarantee future results. Current performance may be lower or higher than the performance data quoted.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

7-Day Current Yield — Managed Shares
May 31, 2007*	5.24%
May 31, 2006*	4.90%
* The investment advisor has agreed to waive fees/reimburse expenses. Without such fee waivers/expense reimbursements the 7-day current yield would have been 5.09% and 4.71% as of May 31, 2007 and May 31, 2006, respectively.

Yields are historical, will fluctuate and do not guarantee future performance. The 7-day current yield refers to the income paid by the fund over a 7-day period expressed as an annual percentage rate of the fund's shares outstanding. For the most current yield information, please visit our Web site: www.dws-scudder.com.

Q: In light of market conditions during the period, what has been the strategy for the fund?

A: During the early portion of the period, because of uncertainty over when the Fed might halt its series of interest rate increases, our strategy was to keep the fund's average maturity relatively short in order to reduce risk. As we moved into the third quarter of 2006, the yield curve flattened substantially, and we were able to extend maturity slightly to capture additional yield.2 As the money market curve inverted late last year (i.e., securities with the shortest maturities offered higher yields), we refocused our purchases on one- to three-month maturities. Despite a trend toward higher money market yields by the close of the period, we are maintaining a cautious strategy, because unexpectedly strong inflationary signals might cause the Fed to bump up short-term rates. Going forward, we will continue to monitor economic data and Fed statements carefully, and look for opportunities to extend maturity and pick up additional yield.

2 Yield curve — The yield curve is a graph with a left to right line that shows how high or low yields are, from the shortest to the longest maturities. Typically the line rises from left to right as investors who are willing to tie up their money for a longer period of time are rewarded with higher yields.

For the period, we maintained a significant allocation in floating-rate securities. The interest rate of floating-rate securities adjusts periodically based on indices such as LIBOR and the federal funds rate. Because the interest rates of these instruments adjust as market conditions change, they provide flexibility in an uncertain interest rate environment. Our decision to maintain a significant allocation in this sector helped performance during the 12-month period.

Q: What detracted from performance during the period?

A: In the rising rate environment that we experienced in June 2006, it was prudent to purchase maturities up to the next Fed meeting when rates might once again be raised. Leading up to the August Fed meeting, there was a great deal of uncertainty over when the Fed might pause in its tightening cycle. We preferred to be cautious, which in the end cost our money market funds some yield as the yield curve flattened in mid-2006.

Q: Will you describe your investment philosophy?

A: We continue our insistence on the highest credit quality within the fund. We also plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yield for our shareholders.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Managed Shares of the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (December 1, 2006 to May 31, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended May 31, 2007
Actual Fund Return	Managed Shares
Beginning Account Value 12/1/06	$ 1,000.00
Ending Account Value 5/31/07	$ 1,026.40
Expenses Paid per $1,000*	$ .66
Hypothetical 5% Fund Return	Managed Shares
Beginning Account Value 12/1/06	$ 1,000.00
Ending Account Value 5/31/07	$ 1,024.28
Expenses Paid per $1,000*	$ .66
* Expenses are equal to the Fund's annualized expense ratio for Managed Shares, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Managed Shares
DWS Money Market Series	.13%

For more information, please refer to the Fund's prospectus.

Portfolio Summary

Asset Allocation	5/31/07	5/31/06

Short-Term Notes	50%	38%
Commercial Paper	25%	16%
Certificates of Deposit and Bank Notes	20%	34%
Master Notes	3%	1%
Asset Backed	1%	1%
Municipal Bonds and Notes	1%	1%
Time Deposits	—	4%
Promissory Notes	—	2%
Government & Agency Obligations	—	2%
Funding Agreements	—	1%
	100%	100%
Weighted Average Maturity

DWS Money Market Series	36 days	40 days
First Tier Institutional Money Fund Average*	42 days	38 days
* The Fund is compared to its respective iMoneyNet Category: First Tier Institutional Money Fund Average — Category includes a widely-recognized composite of money market funds that invest in only first tier (highest rating) securities. Portfolio Holdings of First Tier funds include US Treasury, US Other, Repos, Time Deposits, Domestic Bank Obligations, Foreign Bank Obligations, First Tier Commercial Paper, Floating Rate Notes and Asset Backed Commercial Paper.

Asset allocation and weighted average maturity are subject to change. For more complete details about the Fund's holdings, see page 12. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of May 31, 2007

	Principal Amount ($)	Value ($)

Certificates of Deposit and Bank Notes 19.7%
ABN AMRO Bank NV, 5.31%, 8/16/2007	400,000,000	400,000,000
Bank of America NA:
5.25%, 9/7/2007	63,000,000	63,000,000
5.3%, 10/19/2007	400,000,000	400,000,000
Bank of Tokyo-Mitsubishi-UFJ, Ltd., 5.35%, 8/23/2007	222,500,000	222,500,000
Barclays Bank PLC:
5.31%, 8/16/2007	200,000,000	200,000,000
5.32%, 8/23/2007	250,000,000	250,000,000
Bayerische Landesbank, 5.305%, 7/23/2007	100,000,000	100,000,713
Calyon, 5.35%, 8/28/2007	75,000,000	74,999,717
Canadian Imperial Bank of Commerce, 5.41%, 3/17/2008	120,000,000	120,006,722
Citibank NA, 5.3%, 8/10/2007	73,000,000	73,000,000
Credit Agricole SA, 5.31%, 11/13/2007	25,000,000	24,998,885
Credit Industrial et Commercial:
5.33%, 8/10/2007	132,000,000	131,998,869
5.33%, 8/21/2007	76,700,000	76,700,851
Credit Suisse, 5.31%, 7/12/2007	643,500,000	643,500,000
Depfa Bank PLC, 5.3%, 7/5/2007	14,000,000	13,999,939
Five Finance, Inc., 144A, 5.7%, 6/28/2007	3,500,000	3,499,974
Mizuho Corporate Bank, 5.32%, 7/24/2007	100,000,000	100,000,000
Norinchukin Bank:
5.27%, 9/10/2007	63,000,000	63,000,000
5.32%, 7/18/2007	130,000,000	129,999,162
5.35%, 8/20/2007	50,000,000	50,007,404
5.35%, 8/27/2007	100,000,000	100,000,000
5.36%, 6/22/2007	100,000,000	100,000,000
Stony Point Capital Co. LLC, 5.32%, 6/8/2007	45,000,000	44,953,450
Toronto Dominion Bank:
5.3%, 9/28/2007	70,000,000	70,000,000
5.32%, 6/15/2007	175,000,000	175,000,000
UniCredito Italiano SpA, 5.3%, 7/10/2007	100,000,000	100,000,000
Total Certificates of Deposit and Bank Notes (Cost $3,731,165,686)		3,731,165,686

Commercial Paper** 24.4%
Abbey National North America LLC, 5.155%, 6/27/2007	29,600,000	29,489,797
Alliance & Leicester PLC, 5.24%, 7/10/2007	75,000,000	74,574,250
AT&T, Inc., 5.255%, 6/29/2007	100,000,000	99,591,278
Bank of America Corp., 5.224%, 9/24/2007	200,000,000	196,662,444
Cancara Asset Securitization LLC:
5.225%, 8/13/2007	175,025,000	173,170,586
5.24%, 6/20/2007	65,344,000	65,163,287
5.27%, 6/12/2007	83,154,000	83,020,099
Carrera Capital Finance LLC, 5.25%, 7/17/2007	67,000,000	66,550,542
CBA (Delaware) Finance, Inc., 5.27%, 6/7/2007	32,000,000	31,971,893
Cedar Springs Capital Co., LLC, 5.255%, 7/23/2007	75,000,000	74,430,708
Chariot Funding LLC, 5.27%, 6/12/2007	65,280,000	65,174,881
Charta, LLC:
5.24%, 7/11/2007	95,000,000	94,446,889
5.26%, 6/18/2007	100,000,000	99,751,611
5.26%, 6/21/2007	100,000,000	99,707,778
CHI Catholic Health Initiatives:
5.33%, 8/7/2007	30,500,000	30,500,000
5.36%, 6/4/2007	82,500,000	82,500,000
Colgate Palmolive Co., 5.245%, 6/29/2007	16,000,000	15,934,729
Connecticut Yale University:
3.59%, 6/5/2007	15,000,000	15,000,000
3.59%, 7/6/2007	10,100,000	10,100,000
3.67%, 6/4/2007	26,350,000	26,350,000
CRC Funding LLC:
5.24%, 7/18/2007	155,700,000	154,634,839
5.26%, 6/25/2007	89,500,000	89,186,153
5.26%, 6/26/2007	50,000,000	49,817,361
Depfa Bank PLC:
5.19%, 6/29/2007	14,050,000	13,993,285
5.23%, 7/23/2007	50,000,000	49,622,278
DNB Nor Bank ASA, 5.195%, 8/27/2007	150,000,000	148,116,812
Dorada Finance, Inc., 5.24%, 6/25/2007	52,000,000	51,818,347
Five Finance, Inc.:
5.205%, 8/28/2007	40,000,000	39,491,067
5.26%, 7/3/2007	30,500,000	30,357,396
Giro Balanced Funding Corp.:
5.255%, 7/17/2007	50,000,000	49,664,264
5.29%, 6/20/2007	50,000,000	49,860,403
5.29%, 6/26/2007	50,000,000	49,816,319
5.3%, 7/2/2007	35,000,000	34,840,264
Giro Funding US Corp.:
5.29%, 6/8/2007	35,000,000	34,963,999
5.29%, 6/22/2007	40,500,000	40,375,024
Greyhawk Funding LLC, 5.27%, 6/22/2007	100,000,000	99,692,583
International Lease Finance Corp., 5.22%, 6/19/2007	5,000,000	4,986,950
Irish Life & Permanent PLC, 5.18%, 7/11/2007	25,000,000	24,856,111
John Hopkins Health Systems, 3.75%, 6/15/2007	60,405,000	60,405,000
K2 (USA) LLC:
5.145%, 8/8/2007	25,000,000	24,757,042
5.23%, 7/26/2007	31,600,000	31,347,507
5.29%, 6/15/2007	52,800,000	52,691,379
Lake Constance Funding LLC:
5.24%, 8/10/2007	23,000,000	22,765,656
5.245%, 8/3/2007	23,000,000	22,788,889
Liberty Street Funding:
5.24%, 6/25/2007	25,000,000	24,912,667
5.26%, 6/11/2007	61,800,000	61,709,703
5.26%, 6/15/2007	18,200,000	18,162,771
MetLife, Inc., 5.24%, 6/15/2007	50,702,000	50,598,681
Michigan University Regents:
3.55%, 7/3/2007	15,635,000	15,635,000
3.6%, 6/5/2007	31,250,000	31,250,000
3.6%, 6/12/2007	20,000,000	20,000,000
3.64%, 8/1/2007	9,555,000	9,555,000
Morgan Stanley, 5.18%, 7/27/2007	22,500,000	22,318,700
Nationwide Building Society, 5.23%, 6/29/2007	195,000,000	194,206,783
Northern Rock PLC:
5.2%, 7/2/2007	17,100,000	17,023,430
5.235%, 8/13/2007	50,000,000	49,469,229
Park Avenue Receivables Co., LLC:
5.265%, 6/26/2007	75,478,000	75,202,033
5.27%, 6/14/2007	83,149,000	82,990,763
Perry Global Funding LLC, Series A, 5.24%, 6/25/2007	100,000,000	99,650,667
Procter & Gamble International Funding SCA:
5.245%, 7/18/2007	10,000,000	9,931,524
5.245%, 7/20/2007	15,000,000	14,892,915
5.245%, 7/24/2007	7,000,000	6,945,947
5.26%, 6/14/2007	5,000,000	4,990,503
Prudential PLC, 5.23%, 7/19/2007	50,000,000	49,651,333
Scaldis Capital LLC, 5.28%, 6/25/2007	50,000,000	49,824,000
Simba Funding Corp.:
5.235%, 6/26/2007	59,500,000	59,283,693
5.24%, 6/21/2007	25,000,000	24,927,222
Societe Generale North America, Inc.:
5.17%, 11/5/2007	25,000,000	24,436,326
5.17%, 11/9/2007	200,000,000	195,375,722
Swedish National Housing Finance Corp., 5.23%, 7/20/2007	137,000,000	136,024,750
Tempo Finance Corp., 5.25%, 8/21/2007	15,669,000	15,483,910
UBS Americas, Inc., 5.23%, 7/19/2007	375,000,000	372,385,000
Valcour Bay Capital Co., LLC, 5.3%, 7/13/2007	80,000,000	79,505,333
Westpac Banking Corp., 5.205%, 9/10/2007	50,000,000	49,269,854
Westpac Capital Corp., 5.165%, 11/9/2007	80,000,000	78,152,078
Total Commercial Paper (Cost $4,608,705,237)		4,608,705,237

Master Notes 2.5%
The Bear Stearns Companies, Inc.:
5.412%*, 6/1/2007 (a)	350,000,000	350,000,000
5.442%*, 6/1/2007 (a)	125,000,000	125,000,000
Total Master Notes (Cost $475,000,000)		475,000,000

Government & Agency Obligations 0.2%
Federal Home Loan Mortgage Corp.:
5.075%**, 8/20/2007	1,412,000	1,396,076
5.35%, 3/26/2008	30,000,000	30,000,000
5.08%**, 7/2/2007	11,000	10,952
5.085%**, 6/26/2007	2,489,000	2,480,210
US Treasury Bill, 4.855%**, 9/27/2007	3,475,000	3,419,700
Total Government & Agency Obligations (Cost $37,306,938)		37,306,938

Guaranteed Investment Contracts 0.5%
New York Life Insurance Co., 5.41%*, 9/18/2007 (Cost $88,000,000)	88,000,000	88,000,000

Asset Backed 1.3%
Arkle Master Issuer PLC, "1A", Series 2006-1A, 5.3%*, 11/19/2007	100,000,000	100,000,000
Holmes Master Issuer PLC, "1A1", Series 2007-1, 5.3%*, 3/15/2008	75,000,000	75,000,000
Steers Mercury III Trust, 144A, 5.34%*, 5/27/2048	71,452,577	71,452,577
Total Asset Backed (Cost $246,452,577)		246,452,577

Short-Term Notes* 49.9%
Abbey National Treasury Services PLC, 5.36%, 6/29/2007	25,000,000	25,000,726
ABN AMRO Bank NV, 144A, 5.408%, 4/18/2008	61,500,000	61,544,908
Alliance & Leicester PLC, 5.33%, 6/6/2008	80,000,000	80,000,000
American Express Bank FSB:
5.28%, 2/8/2008	45,000,000	45,000,000
5.29%, 8/10/2007	100,000,000	100,000,000
American Express Centurion Bank:
5.28%, 2/28/2008	100,000,000	100,000,000
5.29%, 9/13/2007	50,000,000	50,000,000
5.29%, 10/10/2007	200,000,000	200,000,000
5.29%, 4/17/2008	150,000,000	149,986,844
5.4%, 11/16/2007	75,000,000	75,035,582
5.41%, 9/14/2007	70,000,000	70,022,839
American Honda Finance Corp.:
5.325%, 10/30/2007	45,000,000	45,000,000
144A, 5.326%, 5/9/2008	50,000,000	50,000,000
5.37%, 4/10/2008	105,000,000	105,046,615
144A, 5.44%, 5/12/2008	22,730,000	22,753,029
Australia & New Zealand Banking Group Ltd., 5.32%, 5/22/2008	30,000,000	30,000,000
Banco Espanol de Credito SA, 144A, 5.334%, 4/18/2008	175,000,000	175,000,000
Bank of America NA, 5.362%, 11/8/2007	15,000,000	14,999,963
Bank of Ireland, 144A, 5.3%, 7/19/2011	75,000,000	75,000,000
Berkshire Hathaway Finance Corp.:
144A, 5.4%, 1/11/2008	50,000,000	50,029,276
144A, 5.42%, 5/16/2008	38,530,000	38,569,441
BMW US Capital LLC, 144A, 5.34%, 5/15/2008	45,000,000	45,000,000
BNP Paribas:
5.29%, 6/13/2007	125,000,000	125,000,000
5.29%, 10/3/2007	50,000,000	49,993,743
5.31%, 10/26/2010	89,000,000	89,000,000
5.325%, 5/7/2008	200,000,000	200,000,000
Caisse Nationale des Caisses d'Epargne et de Prevoyance, 144A, 5.326%, 6/2/2008	155,000,000	155,000,000
Caja de Ahorros y Monte de Piedad de Madrid, 5.359%, 5/12/2008	150,000,000	150,000,000
Calyon:
5.26%, 10/3/2007	150,000,000	149,982,353
5.29%, 10/3/2007	175,500,000	175,490,628
144A, 5.32%, 4/15/2008	125,000,000	125,000,000
Canadian Imperial Bank of Commerce:
5.39%, 10/26/2007	41,250,000	41,247,140
5.41%, 6/9/2008	88,000,000	88,000,000
Carrera Capital Finance LLC, 144A, 5.3%, 2/25/2008	100,000,000	99,996,305
CC (USA), Inc., 144A, 5.33%, 8/28/2007	50,000,000	50,004,691
Commonwealth Bank of Australia, 5.32%, 5/23/2008	40,000,000	40,000,000
Credit Agricole SA, 5.325%, 7/22/2011	200,000,000	200,000,000
Danske Bank AS, 144A, 5.29%, 6/19/2008	150,000,000	149,986,604
DNB NOR Bank ASA, 5.32%, 5/23/2008	70,000,000	70,000,000
Fortis Bank SA/NV, 5.27%, 10/15/2007	167,000,000	166,984,248
General Electric Capital Corp.:
5.28%, 8/19/2011	75,000,000	75,000,000
5.387%, 3/4/2008	59,485,000	59,519,410
5.405%, 1/15/2008	49,486,000	49,512,979
5.415%, 4/15/2008	50,000,000	50,042,621
5.422%, 1/15/2008	15,100,000	15,110,746
HSBC Finance Corp.:
5.33%, 6/5/2008	50,000,000	50,000,000
5.37%, 5/23/2008	115,000,000	115,000,000
HSH Nordbank AG, 144A, 5.33%, 6/20/2008	120,000,000	120,000,000
International Business Machine Corp., 5.33%, 12/8/2010	50,000,000	50,000,000
Intesa Bank Ireland PLC, 5.32%, 7/25/2011	100,000,000	100,000,000
K2 (USA) LLC:
144A, 5.3%, 7/16/2007	54,000,000	53,999,978
144A, 5.315%, 4/28/2008	65,000,000	64,994,136
Links Finance LLC:
144A, 5.32%, 1/11/2008	90,000,000	90,013,355
144A, 5.325%, 8/15/2007	40,000,000	40,001,997
Lloyds TSB Group PLC, 144A, 5.289%, 6/6/2008	100,000,000	100,000,000
Merrill Lynch & Co., Inc.:
5.29%, 7/27/2007	125,000,000	125,000,000
5.33%, 9/15/2010	70,000,000	70,000,000
5.36%, 6/15/2007	60,000,000	60,001,543
5.4%, 2/3/2009	60,000,000	60,000,000
5.442%, 7/6/2007	50,000,000	50,003,271
5.475%, 7/9/2007	53,000,000	53,007,951
Metropolitan Life Global Funding I:
144A, 5.34%, 11/9/2007	30,000,000	30,005,756
5.35%, 6/1/2007	20,000,000	20,000,000
Morgan Stanley:
5.33%, 9/5/2007	250,000,000	250,000,000
5.372%, 9/10/2007	170,000,000	170,000,000
National Australia Bank Ltd., 5.29%, 2/15/2008	125,000,000	125,000,000
Natixis SA:
144A, 5.346%, 11/9/2011	200,000,000	200,000,000
5.4%, 3/31/2008	338,500,000	338,443,922
5.42%, 8/31/2007	100,000,000	100,000,000
Nordea Bank AB, 5.31%, 4/8/2011	45,000,000	45,000,000
Northern Rock PLC:
144A, 5.325%, 10/22/2007	100,000,000	100,000,000
5.34%, 6/5/2008	35,000,000	35,000,000
Pyxis Master Trust, Series 2007-6, 144A, 5.366%, 9/6/2014	62,000,000	62,000,000
Rabobank Nederland NV, 144A, 5.32%, 11/15/2011	195,000,000	195,000,000
Royal Bank of Canada:
5.265%, 4/4/2008	350,000,000	349,916,414
144A, 5.289%, 6/6/2008	100,000,000	100,000,000
Royal Bank of Scotland PLC:
5.265%, 4/3/2008	200,000,000	199,950,342
144A, 5.35%, 12/21/2007	100,000,000	100,022,670
Skandinaviska Enskilda Banken:
5.27%, 10/3/2007	215,000,000	214,978,307
5.32%, 7/16/2010	55,000,000	55,000,000
5.32%, 2/9/2011	70,000,000	70,000,000
Societe Generale, 5.27%, 3/25/2008	35,000,000	34,992,956
Svenska Handelsbanken AB, 5.29%, 6/20/2008	200,000,000	200,000,000
Tango Finance Corp.:
144A, 5.29%, 9/24/2007	50,000,000	49,998,403
144A, 5.315%, 4/24/2008	156,500,000	156,485,975
The Goldman Sachs Group, Inc.:
5.472%, 12/28/2007	100,000,000	100,059,420
5.475%, 10/5/2007	55,000,000	55,029,182
Toyota Motor Credit Corp., 5.29%, 4/11/2008	200,000,000	200,000,000
UniCredito Italiano Bank (Ireland) PLC:
5.33%, 5/14/2008	185,000,000	185,000,000
144A, 5.34%, 5/2/2008	200,000,000	199,981,941
5.34%, 6/6/2008	50,000,000	50,000,000
Wachovia Bank NA:
5.31%, 9/28/2007	50,000,000	50,002,263
5.31%, 11/30/2007	56,500,000	56,506,838
World Savings Bank FSB, 5.42%, 6/1/2007	138,865,000	138,865,000
Total Short-Term Notes (Cost $9,422,122,311)		9,422,122,311

Municipal Bonds and Notes 0.7%
Connecticut, State Health & Educational Facilities Authority Revenue, Yale University, Series T-2, 3.66%***, 7/1/2029	37,000,000	36,998,890
Maryland, State Health & Higher Education Facilities Authority Revenue, Adventist, Series B, 5.35%***, 1/1/2035, LaSalle Bank NA (b)	10,930,000	10,930,000
Minnesota, University of Minnesota, Series A, 3.77%***, 1/1/2034	41,805,000	41,805,000
San Francisco, CA, Bay Area Toll Authority, Toll Bridge Revenue, Series G1, 3.51%***, 4/1/2047 (c)	39,800,000	39,800,000
Total Municipal Bonds and Notes (Cost $129,533,890)		129,533,890
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $18,738,286,639)+	99.2	18,738,286,639
Other Assets and Liabilities, Net	0.8	153,564,584
Net Assets	100.0	18,891,851,223
+ The cost for federal income tax purposes was $18,738,286,639.
* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of May 31, 2007.
** Annualized yield at time of purchase; not a coupon rate.
*** Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of May 31, 2007.
(a) Reset date; not a maturity date.
(b) Security incorporates a letter of credit from a major bank.
(c) Bond is insured by the following company:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	0.2

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of May 31, 2007
Assets
Investments in securities, valued at amortized cost	$ 18,738,286,639
Receivable for investments sold	355,598,416
Interest receivable	83,616,476
Receivable for Fund shares sold	701,876
Other assets	365,754
Total assets	19,178,569,161
Liabilities
Cash overdraft	244,878,182
Dividends payable	20,451,821
Payable for investments purchased	18,555,469
Payable for Fund shares redeemed	291,535
Accrued management fee	56,980
Other accrued expenses and payables	2,483,951
Total liabilities	286,717,938
Net assets, at value	$ 18,891,851,223
Net Assets
Net assets consist of: Distributions in excess of net investment income	(2)
Accumulated net realized gain (loss)	(815,400)
Paid-in capital	18,892,666,625
Net assets, at value	$ 18,891,851,223
Net Asset Value

Prime Reserve Class S

Net Asset Value, offering and redemption price per share ($110,852,358 ÷ 110,945,369 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00
Premium Class S Net Asset Value, offering and redemption price per share ($715,229,240 ÷ 715,318,614 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00
Managed Net Asset Value, offering and redemption price per share ($596,455,944 ÷ 596,623,651 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 1.00

Institutional

Net Asset Value, offering and redemption price per share ($17,469,313,681 ÷ 17,469,856,653 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)
$ 1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations as of May 31, 2007
Investment Income
Income: Interest	$ 925,085,186
Expenses: Management fee	22,087,465
Administration fee	17,270,804
Services to shareholders	999,241
Custodian fee	81,455
Auditing	47,909
Legal	180,040
Service fee	65,029
Reports to shareholders and shareholder meeting	92,223
Registration fees	819,260
Trustees' fees and expenses	482,098
Other	575,668
Total expenses before expense reductions	42,701,192
Expense reductions	(24,540,553)
Total expenses after expense reductions	18,160,639
Net investment income (loss)	906,924,547
Net gain (loss) on investment transactions	(563,297)
Net increase (decrease) in net assets resulting from operations	$ 906,361,250

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended May 31,
	2007	2006
Operations: Net investment income	$ 906,924,547	$ 437,975,092
Net realized gain (loss) on investment transactions	(563,297)	(6,857)
Net increase (decrease) in net assets resulting from operations	906,361,250	437,968,235
Distributions to shareholders from: Net investment income: Prime Reserve Class AARP	(432,526)	(2,702,416)
Prime Reserve Class S	(5,260,345)	(1,540,054)
Premium Class AARP	(1,218,967)	(6,975,901)
Premium Class S	(35,887,744)	(19,917,224)
Managed Shares	(24,794,389)	(17,022,270)
Institutional Shares	(839,184,793)	(389,963,610)
Fund share transactions: Proceeds from shares sold	225,030,816,967	107,757,604,631
Reinvestment of distributions	659,928,734	350,317,822
Cost of shares redeemed	(216,698,065,383)	(111,639,254,053)
Net increase (decrease) in net assets from Fund share transactions	8,992,680,318	(3,531,331,600)
Increase (decrease) in net assets	8,992,262,804	(3,531,484,840)
Net assets at beginning of period	9,899,588,419	13,431,073,259
Net assets at end of period (including distributions in excess of net investment income of $2 and $145,785, respectively)	$ 18,891,851,223	$ 9,899,588,419

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Managed Shares Years Ended May 31,	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.052	.039	.019	.009	.013
Distributions from net investment income	(.052)	(.039)	(.019)	(.009)	(.013)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)[a]	5.33	3.98	1.94	.91	1.34
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	596	454	430	451	588
Ratio of expenses before expense reductions (%)	.28	.32	.31	.48	.50
Ratio of expenses after expense reductions (%)	.14	.15	.17	.24	.30
Ratio of net investment income (%)	5.22	3.93	1.95	.90	1.29
[a] Total returns would have been lower had certain expenses not been reduced.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Money Market Series (the "Fund") is a diversified investment portfolio of DWS Money Market Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options: Prime Reserve Class S, Premium Class S, Managed Shares and Institutional Shares. Certain detailed information for Managed Shares and Institutional Shares is provided separately and is available upon request.Certain detailed information for, Prime Reserve Class S, Premium Class S and Managed Shares is provided separately and is available upon request.Certain detailed information for Prime Reserve Class S, Premium Class S and Institutional Shares is provided separately and is available upon request. Prime Reserve Class S and Premium Class S shares are generally not available to new investors except under certain circumstances. Shares of Prime Reserve Class AARP and Premium Class AARP were designed for members of AARP (please see Note B, under the caption Other Related Parties). Prime Reserve Class AARP and Premium Class AARP were converted into Prime Reserve Class S and Premium Class S, respectively, on July 14, 2006.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of May 31, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At May 31, 2007, the Fund had a net tax basis capital loss carryforward of approximately $811,000, which may be applied against any realized net taxable gains of each succeeding year until fully utilized or until May 31, 2010 ($214,801) and May 31, 2015 ($596,159), the expiration date, whichever occurs first.

In July 2006, the FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period.

At May 31, 2007, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 20,451,819
Capital loss carryforwards	$ (810,960)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years ended May 31,
	2007	2006
Distributions from ordinary income*	$ 906,778,764	$ 438,121,475
* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

B. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The Investment Management Agreement was Amended and Restated effective June 1, 2006.

Under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the following annual rates:

First $1.5 billion of the Fund's average daily net assets	.165%
Next $1.75 billion of such net assets	.150%
Next $1.75 billion of such net assets	.135%
Over $5 billion of such net assets	.120%

For the period from June 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Prime Reserve Class S	.50%
Premium Class S	.50%
Managed Shares	.20%
Institutional Class	.15%

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Prime Reserve Class S	.37%
Premium Class S	.28%
Managed Shares	.20%
Institutional Class	.15%

For the year ended May 31, 2007, the Advisor voluntarily waived all or a portion of its management fee and administration fee.

Accordingly, for the year ended May 31, 2007, the Advisor waived all of its management fee pursuant to the Investment Management Agreement aggregating $22,087,465, which resulted in an annual effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Effective June 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily, and payable monthly. For the year ended May 31, 2007, the Advisor received an Administration Fee of $17,270,804, of which $2,438,367 was waived and $1,356,883 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Prime Reserve Class S, Prime Reserve Class AARP (through July 14, 2006), Premium Class S, Premium Class AARP (through July 14, 2006), Managed Shares and Institutional Shares of the Fund. Prior to April 1, 2007, DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended May 31, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Unpaid at May 31, 2007
Prime Reserve Class AARP	$ 10,952	$ —
Prime Reserve Class S	137,289	21,544
Premium Class AARP	12,288	—
Premium Class S	257,015	39,841
Managed Shares	26,509	2,543
Institutional Shares	423,368	61,500
	$ 867,421	$ 125,428

Shareholder Servicing Fee. DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, provides information and administrative services ("Service Fee") to Managed Class shareholders, effective June 1, 2006, at an annual rate of up to 0.05% of average daily net assets. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended May 31, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at May 31, 2007	Annual Effective Rate
Managed Shares	$ 65,029	$ 11,779.01%

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended May 31, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders and shareholder meeting" aggregated $52,655, of which $13,255 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each Committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other Related Parties. Through December 31, 2005, AARP through its affiliate, AARP Services, Inc., monitored and approved the AARP Investment Program from DWS Scudder, but did not act as an investment advisor or recommend specific mutual funds. The contractual relationship between DWS Scudder and AARP ended on December 31, 2005. As a result, the funds are no longer part of the AARP Investment Program and the AARP name and logo were phased out in 2006.

C. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the year ended May 31, 2007, the custodian fees were reduced by $14,721 for custody credits earned.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a  $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended May 31, 2007		Year Ended May 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Prime Reserve Class AARP*	3,417,074	$ 3,417,074	22,962,414	$ 22,962,414
Prime Reserve Class S	40,386,197	40,386,197	36,555,144	36,555,144
Premium Class AARP*	16,535,490	16,535,490	101,036,665	101,036,665
Premium Class S	362,115,516	362,115,516	319,202,556	319,202,556
Managed	1,579,713,807	1,579,713,807	1,041,231,767	1,041,231,767
Institutional	223,028,648,134	223,028,648,883	106,236,616,085	106,236,616,085
		$ 225,030,816,967		$ 107,757,604,631
Shares issued to shareholders in reinvestment of distributions
Prime Reserve Class AARP*	262,068	$ 262,068	2,549,396	$ 2,549,396
Prime Reserve Class S	4,995,416	4,995,416	1,474,336	1,474,336
Premium Class AARP*	731,634	731,634	6,515,504	6,515,504
Premium Class S	33,694,670	33,694,670	18,341,655	18,341,655
Managed	5,177,907	5,177,907	3,147,376	3,147,376
Institutional	615,067,039	615,067,039	318,289,556	318,289,555
		$ 659,928,734		$ 350,317,822
Shares redeemed
Prime Reserve Class AARP*	(2,693,855)	$ (2,693,855)	(30,671,286)	$ (30,671,286)
Prime Reserve Class S	(45,366,188)	(45,366,188)	(44,553,121)	(44,553,121)
Premium Class AARP*	(9,616,189)	(9,616,189)	(85,690,072)	(85,690,072)
Premium Class S	(386,893,859)	(386,893,859)	(327,001,213)	(327,001,213)
Managed	(1,442,208,412)	(1,442,208,412)	(1,020,257,679)	(1,020,257,679)
Institutional	(214,811,286,880)	(214,811,286,880)	(110,131,080,682)	(110,131,080,682)
		$ (216,698,065,383)		$(111,639,254,053)
Shares converted*
Prime Reserve Class AARP	(69,812,223)	$ (69,727,053)	—	$ —
Prime Reserve Class S	69,812,223	69,727,053	—	—
Premium Class AARP	(196,755,249)	(196,753,879)	—	—
Premium Class S	196,755,249	196,753,879	—	—
		$ —		$ —
Net increase (decrease)
Prime Reserve Class AARP*	(68,826,936)	$ (68,741,766)	(5,159,476)	$ (5,159,476)
Prime Reserve Class S	69,827,648	69,742,478	(6,523,641)	(6,523,641)
Premium Class AARP*	(189,104,314)	(189,102,944)	21,862,097	21,862,097
Premium Class S	205,671,576	205,670,206	10,542,998	10,542,998
Managed	142,683,302	142,683,302	24,121,464	24,121,464
Institutional	8,832,428,293	8,832,429,042	(3,576,175,041)	(3,576,175,042)
		$ 8,992,680,318		$ (3,531,331,600)
* On June 28, 2006, the Board of the Fund approved the conversion of the Prime Reserve Class AARP and Premium Class AARP shares of the Fund into Prime Reserve Class S and Premium Class S, respectively, of the Fund. These conversions were completed on July 14, 2006 and these shares are no longer offered.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

G. Subsequent Event

The Board of Directors of DWS Money Market Series (the "Fund") has approved a reorganization (the "Reorganization") pursuant to which the Fund will become a feeder fund of Cash Management Portfolio (the "Master Portfolio"). As a feeder fund in a master/feeder fund structure, the Fund no longer invests directly in securities and other instruments but invests all or substantially all of its assets in the Master Portfolio, which invests directly in securities and other instruments. Pursuant to the Reorganization, the Fund will contribute its net assets to the Master Portfolio in return for shares of the Master Portfolio equal in number to the number of the Fund Shares outstanding. The Reorganization will occur on July 27, 2007 and is a tax-free reorganization for Federal income tax purposes.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Money Market Trust and Shareholders of DWS Money Market Series: Prime Reserve Class S and Premium Class SManaged SharesInstitutional Shares

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Money Market Series (the "Fund") at May 31, 2007, and the results of its operations, the changes in its net assets and the financial highlights for Managed Sharesfor Institutional Sharesfor Prime Reserve Class S and Premium Class S for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

As described in Note G, the Fund will become a feeder fund of Cash Management Portfolio on July 27, 2007.

Boston, Massachusetts July 20, 2007	PricewaterhouseCoopers LLP

Tax Information

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048730-1313621-1048.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of May 31, 2007. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2004 Board Member since 1987	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	79
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	77
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	79
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	79
Martin J. Gruber (1937) Board Member since 2006	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	79
Richard J. Herring (1946) Board Member since 2006	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	79
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	79
Rebecca W. Rimel (1951) Board Member since 2006	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care[1] (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	79
Philip Saunders, Jr. (1935) Board Member since 2006	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	79
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	79
Jean Gleason Stromberg (1943) Board Member since 1999	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	79
Carl W. Vogt (1936) Board Member since 2002	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		77
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	78
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Paul Antosca[6] (1957) Assistant Treasurer, 2007-present	Director[4], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
Jason Vazquez[4] (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
		Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Nasdaq Symbol	MCAXX
Fund Number	2023

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period, May 31, 2007, DWS Money Market Trust - Managed Shares has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MONEY MARKET SERIES

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended May 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2007	$44,000	$128	$0	$0
2006	$41,700	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year May 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2007	$192,500	$11,930	$0
2006	$45,200	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax consultation and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended May 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2007	$0	$11,930	$0	$11,930
2006	$0	$197,605	$15,000	$212,605

All other engagement fees were billed for services in connection with industry updates and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Money Market Series (Managed Shares), a series of DWS Money Market Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Money Market Series (Managed Shares), a series of DWS Money Market Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	July 30, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	July 30, 2007